THIRD AMENDMENT AGREEMENT

THIS THIRD AMENDMENT AGREEMENT is made as of the 9th day of  December, 2003.

BETWEEN:

Gerald W. Baughman., of P.O. Box 18127, Reno, Nevada, 89511,

U.S.A.

(herein called the “Optionor”)

OF THE FIRST PART

AND:

Miranda Gold Corp., a company having an office at Suite 306 – 1140 Homer Street, Vancouver, B.C., V6B 2X6

(herein called the “Optionee”)

OF THE SECOND PART

WHEREAS:

A.

The parties entered into a property option agreement dated the 23rd day of January, 2003 (the “Agreement”) and an amendment agreement dated April 9, 2003 (the “Amendment Agreement”) and a second amendment agreement dated May 28, 2003 (the “Second Amendment Agreement”) whereby the Optionee has the exclusive right and option to acquire an undivided 100% right, title and interest in four properties called the Blackrock Project, the Gate (or East Gate or Cold Spring) Project, the Locke Mine (or Troy) Project and the Redlich Project; and

B.

The parties now wish to amend the Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that the Agreement (and the Amendment Agreement and the Second Amendment Agreement) are amended as follows:

1. By the deletion of paragraph 8 of the Agreement in its entirety and the substitution therefor of the following:

8.

Assignment

During the Option Term, either party may sell, transfer, assign, mortgage, pledge or otherwise encumber its interest in this Agreement or its right or interest in the Property, any portion of the Property, or any one or more of the projects comprising the Property.  Any party shall be permitted to assign this Agreement to an “affiliate”, as that term is defined in The Company Act (British Columbia). It will be a condition of any assignment under this Agreement that such assignee shall agree in writing to be bound by the terms of this Agreement applicable to the assignor. Notwithstanding that any NSR held by the Optionor after the agreement has been fulfilled in its entirety shall be the sole discretion of the Optionor to sell its interest without restriction.

2. The parties hereby ratify and confirm the Agreement in all other respects.

IN WITNESS WHEREOF the Parties hereto have duly executed this Third Amendment Agreement effective as of the 9th day of December, 2003.

GERALD W. BAUGHMAN

Per:

MIRANDA GOLD CORP.

Per:

 Authorized Signatory